SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 6, 2000



                                  LabOne, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Missouri                   0-16946                    43-1039532
     --------------------          -----------                ---------------
(State or other jurisdiction       (Commission             (I. R. S. Employer
       of incorporation)            File Number)           Identification No.)



               10101 Renner Blvd., Lenexa, KS                 66219
           ----------------------------------------          -------
           (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code:   913-888-1770
                                                             ------------


















                                  Page 1 of 2


Item 5.      Other Events

LabOne, Inc. announced that Robert D. Thompson, executive vice president, chief operating officer and chief financial officer has resigned from the company effective January 24, 2000, to become CEO and president of Epitope, Inc., a medical device and diagnostic product company.

Last year, LabOne tested more than 800,000 oral fluid specimens, and is Epitope's largest customer in the insurance testing market. In addition to insurance, LabOne is working with STC Technologies and Epitope on the commercial launch of the only laboratory oral fluid drugs of abuse product in the marketplace.















                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  LabOne, Inc.


Date: January 10, 2000            By    /s/  Kurt E. Gruenbacher
                                        ------------------------
                                  Kurt E. Gruenbacher, V.P. Finance, CAO
                                  and Treasurer



Date: January 10, 2000            By    /s/  W. Thomas Grant
                                        ------------------------
                                  W. Thomas Grant, Chairman, President
                                  and Chief Executive Officer





                                     Page 2